Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Fourth Quarter 2024
February 4, 2025

American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower 301 E Fourth Street
Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2024

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Highlights
Net earnings	$255	$181	$209	$242	$263	$887	$852
Core net operating earnings	262	194	215	231	238	902	895
Total assets	30,850	32,591	29,913	30,001	29,787	30,850	29,787
Shareholders’ equity, excluding AOCI (a)	4,706	4,844	4,715	4,555	4,577	4,706	4,577
Property and Casualty net written premiums	1,460	2,353	1,692	1,634	1,445	7,139	6,692
Per share data
Diluted earnings per share	$3.03	$2.16	$2.49	$2.89	$3.13	$10.57	$10.05
Core net operating earnings per share	3.12	2.31	2.56	2.76	2.84	10.75	10.56
Book value per share, excluding AOCI (a)	56.03	57.71	56.19	54.32	54.72	56.03	54.72
Dividends per common share	4.80	0.71	0.71	3.21	2.21	9.43	8.10
Financial ratios
Annualized return on equity (b)	21.3%	15.2%	18.0%	21.2%	23.0%	19.0%	18.8%
Annualized core operating return on equity (b)	21.9%	16.2%	18.5%	20.2%	20.9%	19.3%	19.8%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	63.7%	69.5%	59.1%	58.6%	60.7%	63.3%	61.5%
Underwriting expense ratio	25.3%	24.8%	31.4%	31.5%	27.0%	27.9%	28.8%

Combined ratio - Specialty	89.0%	94.3%	90.5%	90.1%	87.7%	91.2%	90.3%

(a)	A reconciliation to the GAAP measure is on page 13.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Property and Casualty Insurance
Underwriting profit	$202	$115	$150	$153	$211	$620	$631
Net investment income	195	195	189	205	161	784	729
Other income (expense)	(19)	(19)	(20)	(18)	(15)	(76)	(56)

Property and Casualty Insurance operating earnings	378	291	319	340	357	1,328	1,304
Interest expense of parent holding companies	(19)	(19)	(19)	(19)	(19)	(76)	(76)
Other expense	(29)	(27)	(27)	(31)	(34)	(114)	(101)

Pretax core operating earnings	330	245	273	290	304	1,138	1,127
Income tax expense	68	51	58	59	66	236	232

Core net operating earnings	262	194	215	231	238	902	895
Non-core items, net of tax:
Realized gains (losses) on securities	(7)	(2)	(2)	11	25	—	(28)
Realized loss on subsidiaries	—	—	(4)	—	—	(4)	(4)
Special A&E charges - Former Railroad and Manufacturing operations	—	(11)	—	—	—	(11)	(12)
Gain (loss) on retirement of debt	—	—	—	—	—	—	1

Net earnings	$255	$181	$209	$242	$263	$887	$852

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Core net operating earnings	$262	$194	$215	$231	$238	$902	$895

Net earnings	$255	$181	$209	$242	$263	$887	$852

Average number of diluted shares	83.966	83.939	83.912	83.795	83.817	83.903	84.774
Diluted earnings per share:
Core net operating earnings per share	$3.12	$2.31	$2.56	$2.76	$2.84	$10.75	$10.56
Realized gains (losses) on securities	(0.09)	(0.02)	(0.02)	0.13	0.29	—	(0.33)
Realized loss on subsidiaries	—	—	(0.05)	—	—	(0.05)	(0.04)
Special A&E charges - Former Railroad and Manufacturing operations	—	(0.13)	—	—	—	(0.13)	(0.15)
Gain (loss) on retirement of debt	—	—	—	—	—	—	0.01

Diluted earnings per share	$3.03	$2.16	$2.49	$2.89	$3.13	$10.57	$10.05

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Property and Transportation	$82	$34	$39	$56	$67	$211	$184
Specialty Casualty	82	76	108	74	114	340	375
Specialty Financial	54	22	25	33	45	134	110
Other Specialty	(14)	(15)	(21)	(9)	(14)	(59)	(36)

Underwriting profit - Specialty	204	117	151	154	212	626	633
Other core charges, included in loss and LAE	(2)	(2)	(1)	(1)	(1)	(6)	(2)

Underwriting profit - Property and Casualty Insurance	$202	$115	$150	$153	$211	$620	$631

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$1	$1	$2	$3
Catastrophe losses	20	90	36	34	24	180	162

Total current accident year catastrophe losses	$21	$90	$36	$35	$25	$182	$165

Prior year loss reserve development (favorable) / adverse	$36	$(15)	$(35)	$(50)	$(56)	$(64)	$(224)

Combined ratio:
Property and Transportation	89.2%	96.5%	92.9%	89.0%	90.3%	92.4%	92.8%
Specialty Casualty	89.0%	90.0%	85.4%	89.8%	84.6%	88.5%	87.0%
Specialty Financial	80.7%	91.9%	89.7%	86.3%	81.3%	87.1%	87.3%
Other Specialty	124.7%	123.9%	132.1%	116.9%	118.9%	124.4%	113.9%
Combined ratio - Specialty	89.0%	94.3%	90.5%	90.1%	87.7%	91.2%	90.3%
Other core charges	0.1%	0.1%	0.0%	0.0%	0.1%	0.0%	0.1%

Combined ratio	89.1%	94.4%	90.5%	90.1%	87.8%	91.2%	90.4%

P&C combined ratio excl. catastrophe losses and prior year reserve development	86.1%	90.7%	90.5%	91.1%	89.6%	89.6%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.8%	65.9%	59.1%	59.6%	62.6%	61.7%	62.4%
Prior accident year loss reserve development	1.9%	(0.7%)	(2.2%)	(3.2%)	(3.2%)	(0.9%)	(3.4%)
Current accident year catastrophe losses	1.1%	4.4%	2.2%	2.2%	1.4%	2.5%	2.6%

Loss and LAE ratio	63.8%	69.6%	59.1%	58.6%	60.8%	63.3%	61.6%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Gross written premiums	$2,043	$3,748	$2,406	$2,336	$1,992	$10,533	$9,656
Ceded reinsurance premiums	(583)	(1,395)	(714)	(702)	(547)	(3,394)	(2,964)

Net written premiums	1,460	2,353	1,692	1,634	1,445	7,139	6,692
Change in unearned premiums	390	(298)	(107)	(88)	287	(103)	(161)

Net earned premiums	1,850	2,055	1,585	1,546	1,732	7,036	6,531
Loss and LAE	1,179	1,428	936	906	1,052	4,449	4,015
Underwriting expense	467	510	498	486	468	1,961	1,883

Underwriting profit	$204	$117	$151	$154	$212	$626	$633

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$1	$1	$2	$3
Catastrophe losses	20	90	36	34	24	180	162

Total current accident year catastrophe losses	$21	$90	$36	$35	$25	$182	$165

Prior year loss reserve development (favorable) / adverse	$34	$(17)	$(36)	$(51)	$(57)	$(70)	$(226)

Combined ratio:
Loss and LAE ratio	63.7%	69.5%	59.1%	58.6%	60.7%	63.3%	61.5%
Underwriting expense ratio	25.3%	24.8%	31.4%	31.5%	27.0%	27.9%	28.8%

Combined ratio	89.0%	94.3%	90.5%	90.1%	87.7%	91.2%	90.3%

Combined ratio excl. catastrophe losses and prior year reserve development	86.1%	90.7%	90.5%	91.1%	89.6%	89.6%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.8%	65.9%	59.1%	59.6%	62.6%	61.7%	62.4%
Prior accident year loss reserve development	1.8%	(0.8%)	(2.3%)	(3.3%)	(3.3%)	(1.0%)	(3.4%)
Current accident year catastrophe losses	1.1%	4.4%	2.3%	2.3%	1.4%	2.6%	2.5%

Loss and LAE ratio	63.7%	69.5%	59.1%	58.6%	60.7%	63.3%	61.5%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Gross written premiums	$585	$2,107	$1,084	$959	$623	$4,735	$4,146
Ceded reinsurance premiums	(186)	(967)	(403)	(368)	(197)	(1,924)	(1,595)

Net written premiums	399	1,140	681	591	426	2,811	2,551
Change in unearned premiums	357	(159)	(138)	(78)	256	(18)	(32)

Net earned premiums	756	981	543	513	682	2,793	2,519
Loss and LAE	523	777	348	304	470	1,952	1,741
Underwriting expense	151	170	156	153	145	630	594

Underwriting profit	$82	$34	$39	$56	$67	$211	$184

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$—	$—	$2	$1	$2
Catastrophe losses	9	34	13	8	3	64	51

Total current accident year catastrophe losses	$10	$34	$13	$8	$5	$65	$53

Prior year loss reserve development (favorable) / adverse	$(3)	$(15)	$(33)	$(43)	$(12)	$(94)	$(84)

Combined ratio:
Loss and LAE ratio	69.3%	79.3%	64.0%	59.2%	69.0%	69.9%	69.2%
Underwriting expense ratio	19.9%	17.2%	28.9%	29.8%	21.3%	22.5%	23.6%

Combined ratio	89.2%	96.5%	92.9%	89.0%	90.3%	92.4%	92.8%

Combined ratio excl. catastrophe losses and prior year reserve development	88.4%	94.4%	96.7%	95.6%	91.5%	93.5%	94.1%

Loss and LAE components:
Current accident year, excluding catastrophe losses	68.5%	77.2%	67.8%	65.8%	70.2%	71.0%	70.5%
Prior accident year loss reserve development	(0.5%)	(1.5%)	(6.2%)	(8.3%)	(1.8%)	(3.4%)	(3.3%)
Current accident year catastrophe losses	1.3%	3.6%	2.4%	1.7%	0.6%	2.3%	2.0%

Loss and LAE ratio	69.3%	79.3%	64.0%	59.2%	69.0%	69.9%	69.2%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Gross written premiums	$1,126	$1,297	$1,023	$1,097	$1,069	$4,543	$4,368
Ceded reinsurance premiums	(401)	(434)	(319)	(346)	(369)	(1,500)	(1,424)

Net written premiums	725	863	704	751	700	3,043	2,944
Change in unearned premiums	29	(119)	35	(21)	37	(76)	(58)

Net earned premiums	754	744	739	730	737	2,967	2,886
Loss and LAE	495	473	428	457	438	1,853	1,739
Underwriting expense	177	195	203	199	185	774	772

Underwriting profit	$82	$76	$108	$74	$114	$340	$375

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$(1)	$1	$1
Catastrophe losses	(5)	16	5	15	9	31	35

Total current accident year catastrophe losses	$(5)	$16	$5	$16	$8	$32	$36

Prior year loss reserve development (favorable) / adverse	$36	$(4)	$(25)	$(17)	$(37)	$(10)	$(110)

Combined ratio:
Loss and LAE ratio	65.6%	63.6%	58.0%	62.5%	59.6%	62.4%	60.3%
Underwriting expense ratio	23.4%	26.4%	27.4%	27.3%	25.0%	26.1%	26.7%

Combined ratio	89.0%	90.0%	85.4%	89.8%	84.6%	88.5%	87.0%

Combined ratio excl. catastrophe losses and prior year reserve development	85.0%	88.3%	88.2%	89.9%	88.5%	87.8%	89.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	61.6%	61.9%	60.8%	62.6%	63.5%	61.7%	62.9%
Prior accident year loss reserve development	4.8%	(0.6%)	(3.5%)	(2.3%)	(5.0%)	(0.4%)	(3.8%)
Current accident year catastrophe losses	(0.8%)	2.3%	0.7%	2.2%	1.1%	1.1%	1.2%

Loss and LAE ratio	65.6%	63.6%	58.0%	62.5%	59.6%	62.4%	60.3%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Gross written premiums	$332	$344	$299	$280	$300	$1,255	$1,142
Ceded reinsurance premiums	(53)	(60)	(51)	(46)	(50)	(210)	(207)

Net written premiums	279	284	248	234	250	1,045	935
Change in unearned premiums	—	(15)	(7)	9	(6)	(13)	(68)

Net earned premiums	279	269	241	243	244	1,032	867
Loss and LAE	106	124	101	98	85	429	328
Underwriting expense	119	123	115	112	114	469	429

Underwriting profit	$54	$22	$25	$33	$45	$134	$110

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	17	39	17	8	4	81	49

Total current accident year catastrophe losses	$17	$39	$17	$8	$4	$81	$49

Prior year loss reserve development (favorable) / adverse	$(8)	$(9)	$—	$6	$(8)	$(11)	$(32)

Combined ratio:
Loss and LAE ratio	38.1%	46.1%	42.1%	40.2%	34.8%	41.6%	37.8%
Underwriting expense ratio	42.6%	45.8%	47.6%	46.1%	46.5%	45.5%	49.5%

Combined ratio	80.7%	91.9%	89.7%	86.3%	81.3%	87.1%	87.3%

Combined ratio excl. catastrophe losses and prior year reserve development	77.4%	80.9%	82.3%	80.9%	82.7%	80.4%	85.3%

Loss and LAE components:
Current accident year, excluding catastrophe losses	34.8%	35.1%	34.7%	34.8%	36.2%	34.9%	35.8%
Prior accident year loss reserve development	(2.9%)	(3.4%)	0.1%	2.3%	(3.4%)	(1.1%)	(3.7%)
Current accident year catastrophe losses	6.2%	14.4%	7.3%	3.1%	2.0%	7.8%	5.7%

Loss and LAE ratio	38.1%	46.1%	42.1%	40.2%	34.8%	41.6%	37.8%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	57	66	59	58	69	240	262

Net written premiums	57	66	59	58	69	240	262
Change in unearned premiums	4	(5)	3	2	—	4	(3)

Net earned premiums	61	61	62	60	69	244	259
Loss and LAE	55	54	59	47	59	215	207
Underwriting expense	20	22	24	22	24	88	88

Underwriting profit (loss)	$(14)	$(15)	$(21)	$(9)	$(14)	$(59)	$(36)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	(1)	1	1	3	8	4	27

Total current accident year catastrophe losses	$(1)	$1	$1	$3	$8	$4	$27

Prior year loss reserve development (favorable) / adverse	$9	$11	$22	$3	$—	$45	$—

Combined ratio:
Loss and LAE ratio	89.5%	89.0%	95.3%	79.2%	82.8%	88.3%	80.0%
Underwriting expense ratio	35.2%	34.9%	36.8%	37.7%	36.1%	36.1%	33.9%

Combined ratio	124.7%	123.9%	132.1%	116.9%	118.9%	124.4%	113.9%

Combined ratio excl. catastrophe losses and prior year reserve development	110.8%	104.7%	94.1%	106.8%	107.3%	104.1%	103.3%

Loss and LAE components:
Current accident year, excluding catastrophe losses	75.6%	69.8%	57.3%	69.1%	71.2%	68.0%	69.4%
Prior accident year loss reserve development	14.6%	18.2%	37.4%	4.8%	0.9%	18.8%	0.2%
Current accident year catastrophe losses	(0.7%)	1.0%	0.6%	5.3%	10.7%	1.5%	10.4%

Loss and LAE ratio	89.5%	89.0%	95.3%	79.2%	82.8%	88.3%	80.0%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
Assets:
Total cash and investments	$15,852	$15,741	$15,261	$15,254	$15,263	$14,794
Recoverables from reinsurers	5,188	5,217	4,157	4,510	4,477	4,421
Prepaid reinsurance premiums	1,013	1,346	1,143	1,078	961	1,223
Agents’ balances and premiums receivable	1,535	1,995	1,909	1,606	1,471	2,088
Deferred policy acquisition costs	320	340	328	309	309	324
Assets of managed investment entities	4,139	4,332	4,695	4,669	4,484	4,871
Other receivables	1,123	1,989	758	958	1,171	1,377
Other assets	1,375	1,326	1,357	1,312	1,346	1,422
Goodwill	305	305	305	305	305	305

Total assets	$30,850	$32,591	$29,913	$30,001	$29,787	$30,825

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$14,190	$14,206	$12,607	$13,050	$13,087	$12,891
Unearned premiums	3,588	4,320	3,816	3,650	3,451	3,997
Payable to reinsurers	1,191	1,620	1,176	1,078	1,186	1,398
Liabilities of managed investment entities	3,964	4,168	4,536	4,468	4,307	4,728
Long-term debt	1,475	1,475	1,475	1,475	1,475	1,474
Other liabilities	1,976	2,094	1,919	2,040	2,023	2,356

Total liabilities	$26,384	$27,883	$25,529	$25,761	$25,529	$26,844
Shareholders’ equity:
Common stock	$84	$84	$84	$84	$84	$84
Capital surplus	1,411	1,400	1,392	1,382	1,372	1,372
Retained earnings	3,211	3,360	3,239	3,089	3,121	3,095
Unrealized gains (losses) - fixed maturities	(202)	(100)	(290)	(278)	(287)	(521)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(10)	(7)	(20)	(22)	(17)	(34)
Other comprehensive income (loss), net of tax	(28)	(29)	(21)	(15)	(15)	(15)

Total shareholders’ equity	4,466	4,708	4,384	4,240	4,258	3,981

Total liabilities and equity	$30,850	$32,591	$29,913	$30,001	$29,787	$30,825

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
Shareholders’ equity	$4,466	$4,708	$4,384	$4,240	$4,258	$3,981
Accumulated other comprehensive income (loss)	(240)	(136)	(331)	(315)	(319)	(570)

Shareholders’ equity, excluding AOCI	4,706	4,844	4,715	4,555	4,577	4,551
Goodwill	305	305	305	305	305	305
Intangibles	203	199	204	208	213	217

Tangible shareholders’ equity, excluding AOCI	$4,198	$4,340	$4,206	$4,042	$4,059	$4,029

Common shares outstanding	83.978	83.923	83.897	83.857	83.636	84.136
Book value per share:
Book value per share	$53.18	$56.10	$52.25	$50.57	$50.91	$47.31
Book value per share, excluding AOCI	56.03	57.71	56.19	54.32	54.72	54.09
Tangible, excluding AOCI	49.98	51.72	50.13	48.20	48.52	47.89
Market capitalization
AFG’s closing common share price	$136.93	$134.60	$123.02	$136.48	$118.89	$111.67
Market capitalization	$11,499	$11,296	$10,321	$11,445	$9,943	$9,395
Price / Book value per share, excluding AOCI	2.44	2.33	2.19	2.51	2.17	2.06

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
AFG senior obligations	$823	$823	$823	$823	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$823	$823	$823	$823	$823	$823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,498	$1,498	$1,498	$1,498	$1,498	$1,498
Shareholders’ equity	4,466	4,708	4,384	4,240	4,258	3,981
Accumulated other comprehensive income (loss)	(240)	(136)	(331)	(315)	(319)	(570)

Total capital, excluding AOCI	$6,204	$6,342	$6,213	$6,053	$6,075	$6,049

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	24.1%	23.6%	24.1%	24.7%	24.7%	24.8%
Excluding subordinated debt	13.3%	13.0%	13.2%	13.6%	13.5%	13.6%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Property and Casualty Insurance
Paid Losses (GAAP)	$1,179	$897	$969	$989	$938	$4,034	$3,426

	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$5,962	$6,150	$5,919	$5,780	$5,710	$5,786
Parent and other subsidiaries	(1,256)	(1,306)	(1,204)	(1,225)	(1,133)	(1,235)

AFG GAAP Equity (excluding AOCI)	$4,706	$4,844	$4,715	$4,555	$4,577	$4,551

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,004	$946	$946	$946	$946	$887

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2024
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,105	$301	$—	$1,406	9%
Fixed maturities - Available for sale	10,356	42	—	10,398	66%
Fixed maturities - Trading	76	—	—	76	0%
Equity securities -Common stocks	336	—	—	336	2%
Equity securities - Perpetual preferred	415	—	—	415	3%
Investments accounted for using the equity method	2,275	2	—	2,277	14%
Mortgage loans	791	—	—	791	5%
Real estate and other investments	229	98	(174)	153	1%

Total cash and investments	$15,583	$443	$(174)	$15,852	100%

	Carrying Value - December 31, 2023
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$940	$285	$—	$1,225	8%
Fixed maturities - Available for sale	10,225	152	—	10,377	68%
Fixed maturities - Trading	57	—	—	57	0%
Equity securities - common stocks	586	—	—	586	4%
Equity securities - perpetual preferred	432	—	—	432	3%
Investments accounted for using the equity method	1,812	2	—	1,814	12%
Mortgage loans	643	—	—	643	4%
Real estate and other investments	211	93	(175)	129	1%

Total cash and investments	$14,906	$532	$(175)	$15,263	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$134	$134	$133	$131	$131	$532	$481
Equity securities	9	6	7	7	7	29	32
Other investments (a)	24	25	21	17	21	87	69

Gross investment income excluding alternative investments	167	165	161	155	159	648	582
Gross investment income from alternative investments (b)	33	36	33	56	5	158	163

Total gross investment income	200	201	194	211	164	806	745
Investment expenses	(5)	(6)	(5)	(6)	(3)	(22)	(16)

Total net investment income	$195	$195	$189	$205	$161	$784	$729

Average cash and investments (c)	$15,718	$15,447	$15,346	$15,331	$15,227	$15,479	$14,753

Average yield - fixed maturities before inv expenses (d)	5.09%	5.06%	5.04%	4.93%	4.99%	5.02%	4.67%
Average yield - overall portfolio, net (d)	4.96%	5.05%	4.93%	5.35%	4.23%	5.06%	4.94%
Average tax equivalent yield - overall portfolio, net (d)	5.03%	5.10%	4.98%	5.42%	4.31%	5.13%	5.01%
AFG consolidated net investment income:
Property & Casualty core	$195	$195	$189	$205	$161	$784	$729
Parent & other	7	7	8	7	7	29	40
Consolidate CLOs	(8)	(2)	(9)	(14)	(9)	(33)	(27)

Total net investment income	$194	$200	$188	$198	$159	$780	$742

Average cash and investments (c)	$15,987	$15,748	$15,617	$15,616	$15,540	$15,767	$15,254

Average yield - overall portfolio, net (d)	4.85%	5.08%	4.82%	5.07%	4.09%	4.95%	4.86%
Average yield - fixed maturities before inv expenses (d)	5.10%	5.08%	5.06%	4.95%	5.01%	5.04%	4.70%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.

(b)	Investment income on alternative investments is detailed on page 18.

(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.

(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	12/31/24	12/31/23
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$12	$8	$1	$1	$(2)	$22	$(1)
Equity securities MTM through investment income (a)	12	20	9	16	1	57	38
Investments accounted for using the equity method (b)	1	6	14	25	(3)	46	99
AFG managed CLOs (eliminated in consolidation)	8	2	9	14	9	33	27

Total Property & Casualty	$33	$36	$33	$56	$5	$158	$163

Investments
Fixed maturities MTM through investment income	$75	$51	$32	$18	$17	$75	$17
Equity securities MTM through investment income (a)	222	563	544	494	440	222	440
Investments accounted for using the equity method (b)	2,275	1,909	1,880	1,846	1,812	2,275	1,812
AFG managed CLOs (eliminated in consolidation)	174	163	158	199	175	174	175

Total Property & Casualty	$2,746	$2,686	$2,614	$2,557	$2,444	$2,746	$2,444

Annualized Return - Property & Casualty	4.9%	5.4%	5.1%	9.0%	0.8%	6.1%	7.0%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$12	$8	$1	$1	$(2)	$22	$(1)
Equity securities MTM through investment income (a)	12	20	9	16	1	57	38
Investments accounted for using the equity method (b)	1	6	14	25	(3)	46	99
AFG managed CLOs (eliminated in consolidation)	8	2	9	14	9	33	27

Total AFG Consolidated	$33	$36	$33	$56	$5	$158	$163

Investments
Fixed maturities MTM through investment income	$75	$51	$32	$18	$17	$75	$17
Equity securities MTM through investment income (a)	222	563	544	494	440	222	440
Investments accounted for using the equity method (b)	2,277	1,911	1,882	1,848	1,814	2,277	1,814
AFG managed CLOs (eliminated in consolidation)	174	163	158	199	175	174	175

Total AFG Consolidated	$2,748	$2,688	$2,616	$2,559	$2,446	$2,748	$2,446

Annualized Return - AFG Consolidated	4.9%	5.4%	5.1%	8.9%	0.8%	6.1%	7.0%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

December 31, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$176	$173	$(3)	2%	1%
States, municipalities and political subdivisions	905	859	(46)	8%	5%
Foreign government	283	284	1	3%	2%
Residential mortgage-backed securities	2,121	1,989	(132)	19%	13%
Commercial mortgage-backed securities	51	51	—	0%	0%
Collateralized loan obligations	1,239	1,237	(2)	12%	8%
Other asset-backed securities	2,406	2,356	(50)	22%	15%
Corporate and other bonds	3,548	3,525	(23)	34%	22%

Total AFG consolidated	$10,729	$10,474	$(255)	100%	66%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.8 years
December 31, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$243	$236	$(7)	2%	2%
States, municipalities and political subdivisions	1,014	984	(30)	9%	6%
Foreign government	288	282	(6)	3%	2%
Residential mortgage-backed securities	1,787	1,658	(129)	16%	11%
Commercial mortgage-backed securities	75	74	(1)	1%	0%
Collateralized loan obligations	1,706	1,687	(19)	16%	11%
Other asset-backed securities	2,472	2,362	(110)	23%	15%
Corporate and other bonds	3,212	3,151	(61)	30%	21%

Total AFG consolidated	$10,797	$10,434	$(363)	100%	68%

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2024 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$342	$264	$1,717	$39	$1,166	$817	$14	$4,359	42%
AA	173	469	9	92	11	66	294	175	1,289	12%
A	—	38	5	69	1	4	648	925	1,690	16%
BBB	—	8	6	20	—	—	519	1,990	2,543	24%

Subtotal - Investment grade	173	857	284	1,898	51	1,236	2,278	3,104	9,881	94%
BB	—	—	—	2	—	—	7	167	176	2%
B	—	—	—	2	—	—	2	33	37	0%
CCC, CC, C	—	—	—	28	—	—	3	14	45	1%
D	—	—	—	—	—	—	—	12	12	0%

Subtotal - Non-Investment grade	—	—	—	32	—	—	12	226	270	3%
Not Rated (b)	—	2	—	59	—	1	66	195	323	3%

Total	$173	$859	$284	$1,989	$51	$1,237	$2,356	$3,525	$10,474	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$173	$846	$237	$1,898	$51	$1,220	$1,759	$1,119	$7,303	71%
2	—	8	—	20	—	—	508	1,988	2,524	25%

Subtotal	173	854	237	1,918	51	1,220	2,267	3,107	9,827	96%
3	—	—	—	8	—	—	7	172	187	2%
4	—	—	—	—	—	—	2	59	61	1%
5	—	—	—	6	—	—	4	127	137	1%
6	—	—	—	1	—	—	2	16	19	0%

Subtotal	—	—	—	15	—	—	15	374	404	4%
Total insurance companies	$173	$854	$237	$1,933	$51	$1,220	$2,282	$3,481	$10,231	100%

No NAIC designation (c)	—	—	—	—	—	1	25	8	34
Non-Insurance and Foreign Companies (d)	—	5	47	56	—	16	49	36	209

Total	$173	$859	$284	$1,989	$51	$1,237	$2,356	$3,525	$10,474

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 57% are NAIC 1 and 38% do not have a designation.

For Corp/Oth, 9% are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.

For Total, 29% are NAIC 1, 8% NAIC 2, 10% NAIC 4, 37% NAIC 5 and 11% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2023 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$371	$261	$1,425	$63	$1,500	$961	$23	$4,604	44%
AA	236	560	10	99	7	173	261	160	1,506	15%
A	—	44	5	26	1	13	542	839	1,470	14%
BBB	—	7	6	4	—	—	474	1,740	2,231	21%

Subtotal - Investment grade	236	982	282	1,554	71	1,686	2,238	2,762	9,811	94%
BB	—	—	—	2	3	—	7	195	207	2%
B	—	—	—	4	—	—	2	67	73	1%
CCC, CC, C	—	—	—	29	—	—	5	7	41	0%
D	—	—	—	4	—	—	—	—	4	0%

Subtotal - Non-Investment grade	—	—	—	39	3	—	14	269	325	3%
Not Rated (b)	—	2	—	65	—	1	110	120	298	3%

Total	$236	$984	$282	$1,658	$74	$1,687	$2,362	$3,151	$10,434	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$236	$977	$230	$1,606	$71	$1,633	$1,799	$1,043	$7,595	74%
2	—	7	—	2	—	—	474	1,769	2,252	22%

Subtotal	236	984	230	1,608	71	1,633	2,273	2,812	9,847	96%
3	—	—	—	1	3	—	8	195	207	2%
4	—	—	—	1	—	—	1	61	63	1%
5	—	—	—	3	—	—	9	67	79	1%
6	—	—	—	5	—	—	—	—	5	0%

Subtotal	—	—	—	10	3	—	18	323	354	4%
Total insurance companies	$236	$984	$230	$1,618	$74	$1,633	$2,291	$3,135	$10,201	100%

No NAIC designation (c)	—	—	—	—	—	1	9	11	21
Non-Insurance and Foreign Companies (d)	—	—	52	40	—	53	62	5	212

Total	$236	$984	$282	$1,658	$74	$1,687	$2,362	$3,151	$10,434

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 87% are NAIC 1 and 8% do not have a designation.

For Corp/Oth, 21% are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.

For Total, 58% are NAIC 1, 9% NAIC 2, 21% NAIC 5 and 7% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2024 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$14	0%
AA	5	—	22	44	32	5	39	—	14	—	—	10	—	—	4	175	5%
A	40	186	28	150	67	122	56	95	30	47	11	17	40	3	33	925	26%
BBB	767	242	172	51	83	92	64	68	31	75	110	38	47	45	105	1,990	57%

Subtotal	812	428	233	245	182	219	159	163	75	122	121	65	87	48	145	3,104	88%
BB	24	6	8	—	2	—	22	5	5	6	13	36	1	30	9	167	5%
B	4	2	2	—	—	—	11	—	9	—	—	—	4	—	1	33	1%
CCC, CC, C	—	—	2	—	—	—	—	—	12	—	—	—	—	—	—	14	0%
D	—	—	—	—	—	—	—	—	—	—	—	12	—	—	—	12	0%

Subtotal	28	8	12	—	2	—	33	5	26	6	13	48	5	30	10	226	6%
Not Rated (b)	—	—	16	7	43	—	12	2	47	8	—	15	23	20	2	195	6%

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
1	$45	$183	$61	$191	$113	$127	$94	$95	$46	$47	$11	$27	$40	$3	$36	$1,119	32%
2	763	239	168	50	83	90	71	66	43	75	107	37	47	44	105	1,988	57%

Subtotal	808	422	229	241	196	217	165	161	89	122	118	64	87	47	141	3,107	89%
3	24	6	8	1	4	—	27	5	6	6	8	36	2	30	9	172	5%
4	4	2	12	—	—	—	6	2	24	—	4	—	4	—	1	59	2%
5	—	—	7	—	24	—	2	—	28	8	1	15	21	20	1	127	4%
6	—	—	—	—	2	—	1	—	—	—	—	12	—	—	1	16	0%

Subtotal	28	8	27	1	30	—	36	7	58	14	13	63	27	50	12	374	11%
Total insurance companies	$836	$430	$256	$242	$226	$217	$201	$168	$147	$136	$131	$127	$114	$97	$153	$3,481	100%

No NAIC designation (c)	—	—	—	7	1	—	—	—	—	—	—	—	—	—	—	8
Non-Insurance and Foreign Companies	4	6	5	3	—	2	3	2	1	—	3	1	1	1	4	36

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	9% of not rated securities are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2023 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12	$23	1%
AA	5	—	18	43	39	29	5	—	—	10	—	—	—	11	160	5%
A	33	190	57	151	44	45	86	61	47	18	11	3	35	58	839	27%
BBB	579	210	151	41	69	101	72	79	68	51	110	45	40	124	1,740	55%

Subtotal	617	400	237	235	152	175	163	140	115	79	121	48	75	205	2,762	88%
BB	23	2	24	3	27	5	—	5	—	40	15	35	1	15	195	6%
B	—	—	2	—	10	8	—	4	—	24	—	—	4	15	67	2%
CCC, CC, C	—	—	2	—	—	—	—	—	—	—	—	—	—	5	7	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	23	2	28	3	37	13	—	9	—	64	15	35	5	35	269	8%
Not Rated (b)	—	—	4	11	18	10	—	—	28	—	—	20	6	23	120	4%

Total	$640	$402	$269	$249	$207	$198	$163	$149	$143	$143	$136	$103	$86	$263	$3,151	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
1	$38	$190	$86	$194	$92	$82	$92	$61	$55	$28	$11	$3	$35	$76	$1,043	33%
2	579	210	151	41	75	102	71	84	81	51	110	45	40	129	1,769	57%

Subtotal	617	400	237	235	167	184	163	145	136	79	121	48	75	205	2,812	90%
3	23	2	23	3	32	6	—	—	—	40	14	35	2	15	195	6%
4	—	—	1	—	4	8	—	4	—	24	—	—	4	16	61	2%
5	—	—	8	—	4	—	—	—	7	—	1	20	5	22	67	2%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	23	2	32	3	40	14	—	4	7	64	15	55	11	53	323	10%
Total insurance companies	$640	$402	$269	$238	$207	$198	$163	$149	$143	$143	$136	$103	$86	$258	$3,135	100%

No NAIC designation (c)	—	—	—	11	—	—	—	—	—	—	—	—	—	—	11
Non-Insurance and Foreign Companies	—	—	—	—	—	—	—	—	—	—	—	—	—	5	5

Total	$640	$402	$269	$249	$207	$198	$163	$149	$143	$143	$136	$103	$86	$263	$3,151

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	21% of not rated securities are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2024 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing (c)	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$258	$191	$46	$—	$7	$17	$125	$69	$104	$817	35%
AA	75	—	14	130	25	4	25	—	—	21	294	12%
A	10	—	17	18	156	118	65	—	—	264	648	28%
BBB	427	—	—	—	6	21	1	—	—	64	519	22%

Subtotal	512	258	222	194	187	150	108	125	69	453	2,278	97%
BB	—	—	—	—	—	5	1	—	—	1	7	0%
B	—	—	—	—	—	2	—	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	3	—	—	—	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	10	1	—	—	1	12	0%
Not Rated (b)	—	—	—	—	—	2	33	—	—	31	66	3%

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$485	$2,356	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing (b)	Single Family Rental	Auto	Other	Total	% Total
1	$85	$240	$219	$191	$179	$127	$139	$121	$67	$391	$1,759	77%
2	416	—	—	—	6	21	1	—	—	64	508	22%

Subtotal	501	240	219	191	185	148	140	121	67	455	2,267	99%
3	—	—	—	—	—	4	2	—	—	1	7	1%
4	—	—	—	—	—	2	—	—	—	—	2	0%
5	—	—	—	—	—	3	—	—	—	1	4	0%
6	—	—	—	—	—	2	—	—	—	—	2	0%

Subtotal	—	—	—	—	—	11	2	—	—	2	15	1%
Total insurance companies	$501	$240	$219	$191	$185	$159	$142	$121	$67	$457	$2,282	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	25	25
Non-Insurance and Foreign Companies	11	18	3	3	2	3	—	4	2	3	49

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$485	$2,356

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	57% of not rated securities are NAIC 1 and 38% do not have a designation.
(c)	Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2023 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Secured Financing (c)	TruPS	Single Family Rental	Triple Net Lease	Railcar	Aircraft	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$385	$24	$46	$191	$157	$—	$—	$67	$91	$961	41%
AA	55	6	20	140	1	2	—	5	14	18	261	11%
A	10	—	75	16	—	24	168	54	—	195	542	23%
BBB	366	—	1	—	—	—	6	30	—	71	474	20%

Subtotal	431	391	120	202	192	183	174	89	81	375	2,238	95%
BB	—	—	1	—	—	—	—	6	—	—	7	0%
B	—	—	1	—	—	—	—	1	—	—	2	0%
CCC, CC, C	—	—	—	—	—	—	—	5	—	—	5	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	2	—	—	—	—	12	—	—	14	0%
Not Rated (b)	—	—	96	—	—	—	—	5	—	9	110	5%

Total	$431	$391	$218	$202	$192	$183	$174	$106	$81	$384	$2,362	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	Secured Financing (c)	TruPS	Single Family Rental	Triple Net Lease	Railcar	Aircraft	Auto	Other	Total	% Total
1	$65	$331	$215	$202	$192	$183	$167	$60	$81	$303	$1,799	79%
2	366	—	1	—	—	—	7	30	—	70	474	21%

Subtotal	431	331	216	202	192	183	174	90	81	373	2,273	100%
3	—	—	2	—	—	—	—	6	—	—	8	0%
4	—	—	—	—	—	—	—	1	—	—	1	0%
5	—	—	—	—	—	—	—	9	—	—	9	0%
6	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	2	—	—	—	—	16	—	—	18	0%
Total insurance companies	$431	$331	$218	$202	$192	$183	$174	$106	$81	$373	$2,291	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	9	9
Non-Insurance and Foreign Companies	—	60	—	—	—	—	—	—	—	2	62

Total	$431	$391	$218	$202	$192	$183	$174	$106	$81	$384	$2,362

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	87% of not rated securities are NAIC 1 and 8% do not have a designation.
(c)	Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 12/31/2024 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)
Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,222	88%	92%	97%
Fund Investments	93	7%	—	—
QOZ Fund - Development	28	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	10	1%	—	—
Land Development	6	0%	—	—

Total	$1,392	100%

Real Estate
Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$96	100%	$—

Mortgage Loans
Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$568	72%	65%
Hospitality	122	15%	49%
Marina	52	7%	52%
Office	49	6%	98%

Total	$791	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/24
(c)	Collections for October - December

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2023 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)
Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,205	91%	94%	97%
Fund Investments	59	5%	—	—
QOZ Fund - Development	25	2%	—	—
Office	16	1%	88%	100%
Hospitality	10	1%	—	—
Land Development	5	0%	—	—

Total	$1,320	100%

Real Estate
Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	36	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$97	100%	$—

Mortgage Loans
Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$462	72%	66%
Hospitality	125	19%	49%
Office	56	9%	89%

Total	$643	100%	65%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/23
(c)	Collections for October - December